                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21549

                          Energy Income and Growth Fund
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                      Date of fiscal year end: November 30

                     Date of reporting period: May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                    (GRAPHIC)

                                                              (FIRST TRUST LOGO)

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2010

                                     ENERGY
                                INCOME AND GROWTH
                                      FUND

                                                              (EIP LOGO)
                                                     Energy Income Partners, LLC

TABLE OF CONTENTS

                       ENERGY INCOME AND GROWTH FUND (FEN)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2010

Shareholder Letter ........................................................    1
At A Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    6
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Statement of Cash Flows ...................................................   13
Financial Highlights ......................................................   14
Notes to Financial Statements .............................................   15
Additional Information ....................................................   23

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Energy Income and Growth Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

                       ENERGY INCOME AND GROWTH FUND (FEN)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2010

Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in Energy Income and Growth Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. The past eighteen months have been challenging, but successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the six-month period covered by this report. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors who are seeking long-term financial success. You may want to talk to your advisor about the other investments we offer that might fit your financial plan.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen
James A. Bowen
President of Energy Income and Growth Fund

ENERGY INCOME AND GROWTH FUND
"AT A GLANCE"
AS OF MAY 31, 2010 (UNAUDITED)

FUND STATISTICS

Symbol on NYSE Amex                                                    FEN
Common Share Price                                            $      23.20
Common Share Net Asset Value ("NAV")                          $      21.49
Premium (Discount) to NAV                                             7.96%
Net Assets Applicable to Common Shares                        $205,915,602
Current Quarterly Distribution per Common Share (1)           $     0.4450
Current Annualized Distribution per Common Share              $     1.7800
Current Distribution Rate on Closing Common Share Price (2)           7.67%
Current Distribution Rate on NAV (2)                                  8.28%

                COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

           Market    NAV
           ------   -----
5/31/09    20.45    17.55
6/5/09     20.3     17.96
6/12/09    19.72    17.8
6/19/09    20       16.97
6/26/09    19.77    17.09
7/2/09     20.6     17.17
7/10/09    19.02    17.28
7/17/09    21       18.04
7/24/09    20.54    18.19
7/31/09    21.35    18.59
8/7/09     22.31    18.48
8/14/09    21.41    18.28
8/21/09    20.08    18.36
8/28/09    20.24    18.16
9/4/09     19.35    18.13
9/11/09    20.98    18.61
9/18/09    21.09    18.84
9/25/09    21.25    18.68
10/2/09    21.65    18.57
10/9/09    21.69    19.32
10/16/09   22.66    19.74
10/23/09   22.38    19.48
10/30/09   21.7     18.97
11/6/09    21.35    19.35
11/13/09   21.17    19.69
11/20/09   21.85    19.73
11/27/09   22.12    20.16
12/4/09    22.21    20.1
12/11/09   23.27    20.66
12/18/09   24.7     20.64
12/24/09   24.83    21.39
12/31/09   23.35    21.28
1/8/10     23.99    21.8
1/15/10    23.87    21.83
1/22/10    23.55    21.43
1/29/10    22.52    20.92
2/5/10     22.2     20.52
2/12/10    21.69    21.03
2/19/10    22.17    21.61
2/26/10    22.75    21.86
3/5/10     23.71    22.18
3/12/10    24.02    22.62
3/19/10    24.25    22.25
3/26/10    24.05    22.1
4/1/10     24.64    22.8
4/9/10     25.36    23.19
4/16/10    25.82    23
4/23/10    26.24    23.06
4/30/10    24.01    22.76
5/7/10     22.56    21.34
5/14/10    23.09    22.05
5/21/10    21.75    20.71
5/31/10    23.2     21.49

PERFORMANCE

                                                                             Average Annual
                                                                              Total Return
                                                                     -----------------------------
                                                                                       Inception
                                     6 Months Ended   1 Year Ended   5 Years Ended    (6/24/2004)
                                        5/31/2010       5/31/2010      5/31/2010     to 5/31/2010
                                     --------------   ------------   -------------   -------------
Fund Performance (3)
NAV                                      10.69%          32.95%           6.48%           9.20%
Market Value                              8.25%          23.18%           7.92%           9.76%
Index Performance
S&P 500 Index                             0.41%          20.99%           0.31%           1.28%
Barclays Capital U.S. Credit Index
   of Corporate Bonds                     2.55%          15.20%           5.06%           5.52%
Alerian MLP Index                        12.85%          38.49%          10.93%          13.94%
Wells Fargo Midstream MLP Index          13.53%          39.24%          10.56%          13.81%

                           % OF TOTAL
INDUSTRY CLASSIFICATION   INVESTMENTS
-----------------------   -----------
Midstream Oil                 43.5%
Midstream Gas                 31.3
Utility                        9.6
Oil & Gas                      5.0
Propane                        4.5
Coal                           4.3
Marine Transport               1.7
Diversified Energy             0.1
                             -----
                  Total      100.0%
                             =====

                                       % OF TOTAL
TOP 10 HOLDINGS                       INVESTMENTS
---------------                       -----------
Magellan Midstream Partners, L.P.         8.1%
Enterprise Products Partners, L.P.        7.3
Plains All American Pipeline, L.P.        6.1
NuStar Energy, L.P.                       4.5
Kinder Morgan Energy Partners, L.P.       4.2
Kinder Morgan Management, LLC             4.0
ONEOK Partners, L.P.                      3.9
Williams Cos., Inc.                       3.8
UGI Corp.                                 3.8
Enbridge Energy Partners, L.P.            3.4
                                         ----
                              Total      49.1%
                                         ====

(1) Most recent distribution paid or declared through 5/31/2010. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2010. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

ENERGY INCOME PARTNERS,LLC

Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as income trusts and royalty trusts. EIP focuses mainly on energy-related infrastructure assets such as pipelines, petroleum storage and terminals that receive fee-based or regulated income from their corporate customers. EIP managed or supervised approximately $500 million of assets, as of May 31, 2010. The other funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts. EIP is a registered investment advisor and serves as an advisor to one registered investment company other than the Energy Income and Growth Fund ("FEN"or the "Fund").

                            PORTFOLIO MANAGEMENT TEAM

JAMES J.MURCHIE

FOUNDER AND CEO OF ENERGY INCOME PARTNERS,LLC

Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised by EIP which focus on energy-related MLPs, income trusts and similar securities. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003, Mr. Murchie managed a long/short fund that invested in energy and cyclical equities and commodities. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent 8 years at British Petroleum in 7 operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO

PRINCIPAL OF ENERGY INCOME PARTNERS,LLC

Ms. Pao has been with EIP since its inception in 2003 and is co-portfolio manager for all of the funds advised by EIP. She joined EIP in 2003, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. From 2005 to mid-2006, Ms. Pao served as Vice President of Pequot Capital Management. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. She received a B.A. from Rice University in 1996. She received an M.B.A. from the Harvard Business School in 2002.

                                   COMMENTARY

ENERGY INCOME AND GROWTH FUND

The investment objective of the Fund is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objective by investing in MLPs and other high-payout securities, which the Fund's Sub-Advisor believes offer opportunities for income and growth. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Index and the Wells Fargo (formerly Wachovia) Midstream MLP Index, the total return for energy-related MLPs over the semi-annual period ended May 31, 2010 was 12.9% and 13.5%, respectively. For the Alerian MLP Index, these returns reflect a positive 7.9% from income distribution, and the remaining returns are due to share appreciation. For the Wells Fargo Midstream MLP Index, these returns reflect a positive 7.6% from income distribution while the remaining returns are due to share appreciation. These figures are according to data collected from several sources, including the Alerian MLP Index, the Wells Fargo Midstream MLP Index and Bloomberg. While in the short term, share appreciation can be volatile, we believe that over the longer term, share appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Over the last 10 years, growth in per share MLP distributions has averaged about 7.0%. While the distributions fell -2% in 2009, year-over-year growth has rebounded to 3.1% for May, 2010

(Source: Alerian Capital Management). The slower growth rate was in part a result of some cuts in quarterly cash distributions from MLPs exposed to cyclical and commodity businesses and in part due to slower growth from the MLPs engaged in true infrastructure businesses with steady fee for service revenues and regulated tariffs. Infrastructure businesses such as pipelines, terminals and storage receive fees and tariffs that are generally not directly related to commodity prices. Growth for these companies is driven by changes in demand for petroleum and natural gas, inflation-related escalations to their fees and tariffs and the accretion from new projects and acquisitions. We believe that the growth rate of the dividend stream from MLPs in these true infrastructure businesses is supported by the fundamentals of their underlying businesses, and while the growth rates have slowed somewhat recently due to weaker demand, we believe that growth rates will normalize over time.

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return of 10.69%, including the reinvestment of dividends, for the semi-annual period ended May 31, 2010. This compares to a total return of 0.41% for the S&P 500 Index, 2.55% for the Barclays Capital U.S. Credit Index of Corporate Bonds, 12.85% for the Alerian MLP Index and 13.53% for the Wells Fargo Midstream MLP Index. On a market value basis, the Fund had a total return, including the reinvestment of dividends, for the semi-annual period ended May 31, 2010 of 8.25%. The Fund's premium to NAV declined over the course of the semiannual period. On November 30, 2009, the Fund was priced at $22.30 while the NAV was $20.20, a premium of 10.40%. On May 31, 2010, the Fund was priced at $23.20 while the NAV was $21.49, a premium of 7.96%.

The Fund raised its quarterly dividend from $0.44 per share to $0.445 per share during the reporting period. Most of the Fund's peer group of MLP-focused closed-end funds cut their dividends over the past year and a half, but the Fund was able to maintain its dividend due to its conservative balance sheet and payout ratio. The Fund's recent dividend increase makes it the first of its peer group to raise its dividend after the financial crisis.

The underperformance of the Fund's NAV relative to the MLP benchmarks is driven mostly by its conservative leverage which did not quite offset the effect of an increased deferred tax liability from the Fund's appreciation. We believe the most important long-term driver of value will be the maintenance and growth of the dividends of the Fund's portfolio companies. On this measure, the Fund outperformed the benchmarks as the weighted average growth in dividends of the Fund's portfolio companies was about 3 percentage points better than that of the Alerian MLP Index over the past year.

MARKET AND FUND OUTLOOK

The MLP asset class experienced its first 2 IPOs since early 2008. The two new MLPs are engaged in the business of natural gas storage. There was a healthy level of secondary financing activity for MLPs during the reporting period as they continue to fund their ongoing investments in new pipelines, processing and storage facilities. Since November 2009, there were 35 secondary equity offerings for MLPs that raised $6.5 billion. This compares to $4.2 billion raised in the prior six months. MLPs also found access to the public debt markets, raising $8.7 billion in 9 offerings during the same time period. This compares to $5.0 billion in the prior six months (Source: Barclays Capital). While access to debt in the past 6 months appears to be as good as prior years, pricing of course has changed and the difference in the cost of debt between investment grade and non-investment grade companies has widened substantially from two years ago.

In our opinion, the better positioned MLPs have non-cyclical cash flows, have investment grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. While there has been a rebound in commodity prices, we believe cyclical cash flows will always be unpredictable, making them a bad fit with a steady dividend obligation. Since 2005, the majority of MLP IPOs were companies whose primary business is the production of oil and gas, shipping, refining or natural gas gathering. While some of these MLPs have quality assets, competent management teams and the potential for higher growth, they have more risk associated with the cyclical nature of their businesses. We have written about the dangers of this trend in the past, and remain vigilant about limiting the Fund's exposure to MLPs with cyclical cash flows.

The total return proposition of owning energy-related infrastructure MLPs has been and continues to be their yield plus their growth. The yield of the MLPs, weighted by market capitalization, on May 31, 2010, was 7.4% based on the Alerian MLP Index. The growth in the quarterly cash distributions that make up this yield has averaged between 6% and 7% annually over the last ten years. This growth rate accelerated to about 12% in 2008 and dropped to -2% in 2009 (Source:
Alerian Capital Management). For true infrastructure MLPs, we expect dividend growth rates to average in the mid-single digits over the next few years. We believe this growth will continue to be driven by modest increases in underlying demand as the economy recovers, inflation and cost escalators in pipeline tariffs and contracts and accretion from profitable capital projects and acquisitions. The capital projects continue to be related to growth in areas such as the Canadian Oil Sands, the new oil and natural gas shale resources and the need for more infrastructure related to bio fuels and other environmental mandates. Thus far, the MLPs as a group have done a great job capitalizing on these opportunities. The slower capital spending by the customers of infrastructure MLPs (oil and gas producers and refiners) experienced over the last two years appears to have reversed course with higher commodity prices and a rosier outlook for the economy. We believe this is good news for the Fund's portfolio companies.

PUBLIC OFFERINGS

On February 12, 2010, the Fund entered into an underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets Corporation and other underwriters named in the agreement pursuant to which 805,000 Common Shares of the Fund were sold (700,000 Common Shares on February 12, 2010 and 105,000 Common Shares pursuant to an overallotment option on February 22, 2010).

The Fund entered into another underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets Corporation and other underwriters on April 30, 2010 pursuant to which 1,955,000 Common Shares of the Fund were sold (1,700,000 Common Shares on April 30, 2010 and 255,000 Common Shares pursuant to an overallotment option on May 3, 2010).

Net proceeds from the offerings in the amount of $62,077,269 (excluding underwriters'commissions and offerings costs) were used to make additional portfolio investments consistent with the Fund's investment objective and for general corporate purposes. The offerings were accretive to current shareholders on an NAV basis, helped to reduce each investor's share of the Fund's expenses and increased stock trading float.

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a)
MAY 31, 2010 (UNAUDITED)

 SHARES/
  UNITS                           DESCRIPTION                             VALUE
---------   -------------------------------------------------------   ------------
MASTER LIMITED PARTNERSHIPS - 114.4%
            GAS UTILITIES - 0.8%
   30,560   Spectra Energy Partners, L.P. .........................   $    947,360
   13,600   Suburban Propane Partners, L.P. .......................        620,296
                                                                      ------------
                                                                         1,567,656
                                                                      ------------
            OIL,GAS & CONSUMABLE FUELS - 113.6%
   15,000   Alliance Resource Partners, L.P. ......................        681,750
   98,454   AmeriGas Partners, L.P. ...............................      3,892,871
  110,770   Buckeye GP Holdings, L.P. (b) .........................      3,417,255
   65,210   Buckeye Partners, L.P. ................................      3,697,407
  465,471   Clearwater Natural Resources, L.P. (c) (d) (e) (f) ....              0
  206,338   Duncan Energy Partners, L.P. (b) ......................      5,228,605
  155,050   El Paso Pipeline Partners, L.P. (b) ...................      4,277,830
  210,247   Enbridge Energy Partners, L.P. (b) ....................     10,463,993
    7,582   Encore Energy Partners, L.P. (b) ......................        117,673
  174,640   Energy Transfer Equity, L.P. (b) ......................      5,370,180
  214,944   Energy Transfer Partners, L.P. (b) ....................      9,479,030
  233,823   Enterprise GP Holdings, L.P. (b) ......................     10,136,227
  676,768   Enterprise Products Partners, L.P. (b) ................     22,739,405
   40,709   EV Energy Partner, L.P. (b) ...........................      1,191,552
  204,974   Global Partners, L.P. (b) .............................      4,365,946
  205,690   Holly Energy Partners, L.P. (b) .......................      8,270,795
   70,422   Inergy Holdings, L.P. .................................      5,098,553
  205,771   Kinder Morgan Energy Partners, L.P. (b) ...............     13,066,459
  579,512   Magellan Midstream Partners, L.P. (b) .................     25,371,035
  222,678   Natural Resource Partners, L.P. (b) ...................      4,990,214
  255,546   NuStar Energy, L.P. (b) ...............................     14,103,584
  249,990   NuStar GP Holdings, LLC (b) ...........................      6,892,224
  205,470   ONEOK Partners, L.P. (b) ..............................     12,309,708
   43,384   PAA Natural Gas Storage, L.P. (c) .....................      1,030,370
  290,300   Penn Virginia GP Holdings, L.P. .......................      5,181,855
  125,632   Penn Virginia Resource Partners, L.P. (b) .............      2,613,146
  332,983   Plains All American Pipeline, L.P. (b) ................     19,166,501
   57,505   Quicksilver Gas Services, L.P. (b) ....................      1,048,316
  142,524   Sunoco Logistics Partners, L.P. (b) ...................      9,378,079
  133,030   TC Pipelines, L.P. ....................................      5,057,801
  188,500   Teekay LNG Partners, L.P. .............................      5,447,650
  166,994   TransMontaigne Partners, L.P. (b) .....................      4,709,231
   20,000   Western Gas Partners, L.P. ............................        445,800
   80,100   Williams Partners, L.P. ...............................      2,985,327
   60,860   Williams Pipeline Partners, L.P. (b) ..................      1,701,646
                                                                      ------------
                                                                       233,928,018
                                                                      ------------
            TOTAL MASTER LIMITED PARTNERSHIPS
            (Cost $156,378,073) ...................................    235,495,674
                                                                      ------------

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2010 (UNAUDITED)

 SHARES/
  UNITS                           DESCRIPTION                             VALUE
---------   -------------------------------------------------------   ------------
COMMON STOCKS - 29.8%
            CAPITAL MARKETS - 0.1%
   20,000   NGP Capital Resources Co. (b) .........................   $    145,800
                                                                      ------------
            ELECTRIC UTILITIES - 0.5%
   42,700   Emera Inc. ............................................        988,787
                                                                      ------------
            GAS UTILITIES - 7.6%
   86,066   ONEOK, Inc. (g) .......................................      3,827,355
  452,830   UGI Corp. (g) .........................................     11,836,974
                                                                      ------------
                                                                        15,664,329
                                                                      ------------
            OIL,GAS & CONSUMABLE FUELS - 21.6%
  233,600   El Paso Corp. (g) .....................................      2,649,024
   95,932   Enbridge Energy Management, LLC (b) (h) ...............      4,648,846
   86,925   Enbridge, Inc. (g) ....................................      3,897,717
  222,946   Kinder Morgan Management, LLC (b) (h) .................     12,348,979
  242,550   Spectra Energy Corp. (g) ..............................      4,853,426
  128,091   TransCanada Corp. .....................................      4,248,778
  601,858   Williams Cos., Inc. (g) ...............................     11,886,696
                                                                      ------------
                                                                        44,533,466
                                                                      ------------
            TOTAL COMMON STOCKS
            (Cost $58,228,176) ....................................     61,332,382
                                                                      ------------
CANADIAN INCOME TRUSTS - 7.4%
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 2.5%
  422,000   Northland Power Income Fund ...........................      5,244,926
                                                                      ------------
            OIL,GAS & CONSUMABLE FUELS - 4.9%
   97,700   Enbridge Income Fund ..................................      1,239,353
  172,480   Keyera Facilities Income Fund .........................      4,321,823
  279,000   Pembina Pipeline Income Fund ..........................      4,620,838
                                                                      ------------
                                                                        10,182,014
                                                                      ------------
            TOTAL CANADIAN INCOME TRUSTS
            (Cost $14,030,903) ....................................     15,426,940
                                                                      ------------
RIGHTS - 0.0%
            OIL,GAS & CONSUMABLE FUELS - 0.0%
       17   Clearwater Natural Resources, L.P. (c) (d) (e) (f) ....              0
                                                                      ------------
            TOTAL RIGHTS
            (Cost $0) .............................................              0
                                                                      ------------

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2010 (UNAUDITED)

 SHARES/
  UNITS                           DESCRIPTION                             VALUE
---------   -------------------------------------------------------   ------------
WARRANTS - 0.0%
            OIL,GAS & CONSUMABLE FUELS - 0.0%
   48,956   Abraxas Petroleum Corp., Expiration 05/25/12 (c) (d)
               (e) ................................................   $     35,008
                                                                      ------------
            TOTAL WARRANTS
            (Cost $0) .............................................         35,008
                                                                      ------------
            TOTAL INVESTMENTS - 151.6%
            (Cost $228,637,152) (i) ...............................    312,290,004
                                                                      ------------

NUMBER OF
CONTRACTS                         DESCRIPTION                             VALUE
---------   -------------------------------------------------------   ------------
CALL OPTIONS WRITTEN - (0.3%)
            El Paso Corp.
      736   @ 14 due January 10 ...................................        (38,640)
      960   @ 12 due July 10 ......................................        (40,320)
      540   @ 13 due October 10 ...................................        (27,000)
                                                                      ------------
                                                                          (105,960)
                                                                      ------------
            Enbridge, Inc.
      100   @ 45 due July 10 ......................................        (17,000)
      400   @ 50 due July 10 ......................................        (14,000)
      220   @ 30 due October 10 ...................................        (13,200)
                                                                      ------------
                                                                           (44,200)
                                                                      ------------
            ONEOK, Inc.
      271   @ 50 due July 10 ......................................         (8,130)
      174   @ 47.5 due October 10 .................................        (33,930)
                                                                      ------------
                                                                           (42,060)
                                                                      ------------
            Spectra Energy Corp.
        9   @ 20 due June 10 ......................................           (675)
    1,460   @ 22.5 due June 10 ....................................        (10,950)
      190   @ 20 due September 10 .................................        (25,650)
      570   @ 25 due December 10 ..................................        (14,250)
                                                                      ------------
                                                                           (51,525)
                                                                      ------------
            UGI Corp.
      800   @ 25 due July 10 ......................................       (120,000)
      800   @ 25 due October 10 ...................................       (136,000)
    1,710   @ 30 due October 10 ...................................        (34,200)
                                                                      ------------
                                                                          (290,200)
                                                                      ------------

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2010 (UNAUDITED)

NUMBER OF
CONTRACTS                         DESCRIPTION                             VALUE
---------   -------------------------------------------------------   ------------
            Williams Cos., Inc.
      120   @ 25 due August 10 ....................................   $     (1,620)
       30   @ 22.5 due August 10 ..................................         (1,470)
    1,530   @ 26 due November 10 ..................................        (49,725)
    1,100   @ 25 due January 10 ...................................        (24,200)
      983   @ 25 due January 10 ...................................        (67,827)
                                                                      ------------
                                                                          (144,842)
                                                                      ------------
            TOTAL CALL OPTIONS WRITTEN
            (Premiums received $1,244,284) ........................       (678,787)
                                                                      ------------
            OUTSTANDING LOAN - (38.0)% ............................    (78,300,000)
            NET OTHER ASSETS AND LIABILITIES - (13.3%) ............    (27,395,615)
                                                                      ------------
            NET ASSETS - 100.0% ...................................   $205,915,602
                                                                      ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All or a portion of this security is available to serve as collateral on the outstanding loan.

(c)  Non-income producing security.

(d) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(e) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(f)  This partnership has filed for protection in federal bankruptcy court.

(g) Call options were written on a portion of the common stock position and are fully covered by the common stock position.

(h)  Non-income producing security which pays regular in-kind distributions.

(i) Aggregate cost for federal income tax purposes is $213,724,145. As of May 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $105,156,316 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,590,457.

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE

                                                                  LEVEL 2        LEVEL 3
                                      TOTAL         LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                    VALUE AT        QUOTED       OBSERVABLE   UNOBSERVABLE
                                    5/31/2010       PRICES         INPUTS        INPUTS
                                  ------------   ------------   -----------   ------------
Master Limited Partnerships* ..   $235,495,674   $235,495,674     $    --          $--
Common Stocks* ................     60,343,595     60,343,595          --           --
Canadian Income Trusts* .......     16,415,727     16,415,727          --           --
Warrants* .....................         35,008             --      35,008           --
                                  ------------   ------------     -------          ---
TOTAL INVESTMENTS .............   $312,290,004   $312,254,996     $35,008          $--
                                  ============   ============     =======          ===

                                        LIABILITIES TABLE

                                                            LEVEL 2        LEVEL 3
                                    TOTAL      LEVEL 1    SIGNIFICANT    SIGNIFICANT
                                   VALUE AT     QUOTED     OBSERVABLE   UNOBSERVABLE
                                  5/31/2010     PRICES       INPUTS        INPUTS
                                  ---------   ---------   -----------   ------------
Call Options Written ..........   $(678,787)  $(678,787)      $--            $--
                                  =========   =========       ===            ===

*    See the Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2010 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $228,637,152) .................................................   $312,290,004
Cash ...................................................................      3,003,153
Prepaid expenses .......................................................            582
Receivables:
   Income taxes ........................................................        340,230
   Dividends ...........................................................        181,380
   Interest ............................................................            156
                                                                           ------------
      Total Assets .....................................................    315,815,505
                                                                           ------------
LIABILITIES:
Outstanding loan .......................................................     78,300,000
Deferred income taxes ..................................................     30,211,718
Options written, at value (Premiums received $1,244,284) ...............        678,787
Payables:
   Investment advisory fees ............................................        235,838
   Income taxes ........................................................        187,532
   Offering costs ......................................................        101,439
   Audit and tax fees ..................................................         79,991
   Legal fees ..........................................................         32,514
   Interest and fees on loan ...........................................         26,328
   Administrative fees .................................................         21,085
   Printing fees .......................................................         11,338
   Trustees' fees and expenses .........................................          6,395
   Transfer agent fees .................................................          3,483
   Custodian fees ......................................................            857
Other liabilities ......................................................          2,598
                                                                           ------------
      Total Liabilities ................................................    109,899,903
                                                                           ------------
NET ASSETS .............................................................   $205,915,602
                                                                           ============
NET ASSETS CONSIST OF:
Paid-in capital ........................................................   $166,924,396
Par value ..............................................................         95,810
Accumulated net investment income (loss), net of income taxes ..........    (13,716,207)
Accumulated net realized gain (loss) on investments, written options
   and foreign currency transactions, net of income taxes ..............     (2,487,867)
Net unrealized appreciation (depreciation) on investments, written
   options and foreign currency translation, net of income taxes .......     55,099,470
                                                                           ------------
NET ASSETS .............................................................   $205,915,602
                                                                           ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ...   $      21.49
                                                                           ============
Number of Common Shares outstanding (unlimited number of Common
   Shares has been authorized) .........................................      9,580,968
                                                                           ============

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2010 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $65,205) ..................   $   731,428
Interest ...............................................................        68,242
                                                                           -----------
   Total investment income .............................................       799,670
                                                                           -----------
EXPENSES:
Investment advisory fees ...............................................     1,108,990
Interest and fees on loan ..............................................       603,600
At the market offering costs ...........................................       162,749
Administrative fees ....................................................       102,797
Audit and tax fees .....................................................        48,211
Printing fees ..........................................................        34,766
Legal fees .............................................................        34,558
Trustees' fees and expenses ............................................        19,449
Transfer agent fees ....................................................        17,435
Custodian fees .........................................................        14,020
Insurance expense ......................................................         9,295
Other ..................................................................        12,062
                                                                           -----------
   Total expenses ......................................................     2,167,932
                                                                           -----------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES ..............................    (1,368,262)
                                                                           -----------
   Current state income tax benefit (expense) .............     (977,349)
   Current federal income tax benefit (expense) ...........   (2,216,093)
   Current foreign income tax benefit (expense) ...........      (96,404)
   Deferred federal income tax benefit (expense) ..........    3,534,938
   Deferred state income tax benefit (expense) ............      301,633
                                                              ----------
   Total income tax benefit (expense) ..................................       546,725
                                                                           -----------
NET INVESTMENT INCOME (LOSS) ...........................................      (821,537)
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
   Investments .........................................................     3,347,195
   Written options (a) .................................................       292,137
   Foreign currency transactions .......................................         1,428
                                                                           -----------
Net realized gain (loss) before taxes ..................................     3,640,760
                                                                           -----------
      Deferred federal income tax benefit (expense) .......   (1,370,683)
                                                              ----------
   Total income tax benefit (expense) ..................................    (1,370,683)
                                                                           -----------
Net realized gain (loss) on investments, written options and foreign
   currency transactions ...............................................     2,270,077
                                                                           -----------
Net change in unrealized appreciation (depreciation) before taxes on:
   Investments .........................................................    16,507,582
   Written options (a) .................................................       891,665
   Foreign currency translations .......................................           259
                                                                           -----------
Net change in unrealized appreciation (depreciation) before taxes ......    17,399,506
                                                                           -----------
      Deferred federal income tax benefit (expense) .......   (6,272,053)
      Deferred state income tax benefit (expense) .........     (310,159)
                                                              ----------
   Total income tax benefit (expense) ..................................    (6,582,212)
                                                                           -----------
Net change in unrealized appreciation (depreciation) on investments,
   written options and foreign currency translations ...................    10,817,294
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ................................    13,087,371
                                                                           -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........   $12,265,834
                                                                           ===========

(a)  Primary risk exposure is equity contracts.

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                   ENDED          YEAR
                                                                                 5/31/2010        ENDED
                                                                                (UNAUDITED)    11/30/2009
                                                                               ------------   ------------
OPERATIONS:
Net investment income (loss) ...............................................   $   (821,537)  $ (1,600,230)
Net realized gain (loss) ...................................................      2,270,077      2,886,282
Net change in unrealized appreciation (depreciation) .......................     10,817,294     45,815,945
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from operations ............     12,265,834     47,101,997
                                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain ..........................................................     (3,640,760)    (2,319,211)
Return of capital ..........................................................     (2,733,443)    (9,207,189)
                                                                               ------------   ------------
Total distributions to shareholders ........................................     (6,374,203)   (11,526,400)
                                                                               ------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offerings ...................     63,173,681      4,804,981
Proceeds from Common Shares reinvested .....................................        672,692      1,259,581
Offering costs .............................................................       (342,891)            --
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from capital transactions ..     63,503,482      6,064,562
                                                                               ------------   ------------
Total increase (decrease) in net assets ....................................     69,395,113     41,640,159
NET ASSETS:
Beginning of period ........................................................    136,520,489     94,880,330
                                                                               ------------   ------------
End of period ..............................................................   $205,915,602   $136,520,489
                                                                               ============   ============
Accumulated net investment income (loss), net of income taxes ..............   $(13,716,207)  $(12,894,670)
                                                                               ============   ============
CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period .......................................      6,758,270      6,462,221
Common Shares sold through shelf offerings .................................      2,792,326        227,636
Common Shares issued as reinvestment under the Dividend Reinvestment Plan ..         30,372         68,413
                                                                               ------------   ------------
Common Shares at end of period .............................................      9,580,968      6,758,270
                                                                               ============   ============

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2010 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ...........   $  12,265,834
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
   Purchases of investments ...............................................    (124,001,635)
   Sales of investments ...................................................      28,570,417
   Proceeds from written options ..........................................         813,439
   Return of capital received from investments in MLPs ....................       6,899,208
   Net realized gain/loss on investments and options ......................     (10,538,540)
   Net change in unrealized appreciation/depreciation on investments
      and options .........................................................     (17,399,247)
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in income tax receivable ......................................       1,534,883
   Decrease in interest receivable ........................................               2
   Increase in dividends receivable (a) ...................................         (70,197)
   Decrease in prepaid expenses ...........................................         179,549
   Increase in interest and fees on loan payable ..........................          17,550
   Decrease in income tax payable .........................................         184,190
   Increase in investment advisory fees payable ...........................          89,982
   Increase in offering costs .............................................         101,439
   Decrease in audit and tax fees payable .................................         (33,249)
   Increase in legal fees payable .........................................          14,247
   Decrease in printing fees payable ......................................         (14,790)
   Increase in administrative fees payable ................................           7,228
   Increase in transfer agent fees payable ................................             951
   Decrease in custodian fees payable .....................................          (2,918)
   Decrease in Trustees' fees and expenses payable ........................            (317)
   Decrease in accrued expenses ...........................................          (3,266)
   Increases in deferred income tax .......................................       4,116,327
                                                                              -------------
CASH USED IN OPERATING ACTIVITIES .........................................                   $ (97,268,913)
                                                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net realized gain ............      (3,640,760)
   Distributions to Common Shareholders from return of capital ............      (2,733,443)
   Proceeds of Common Shares sold, net of offering costs ..................      62,971,085
   Proceeds of Common Shares reinvested ...................................         672,692
   Issuances of loan ......................................................      33,300,000
                                                                              -------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES ...............................                      90,569,574
                                                                                              -------------
Decrease in cash ..........................................................                      (6,699,339)
Cash at beginning of period ...............................................                       9,702,492
                                                                                              -------------
Cash at end of period .....................................................                   $   3,003,153
                                                                                              =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees .........................                   $     586,050
                                                                                              =============
Cash paid during the period for taxes .....................................                   $   1,758,302
                                                                                              =============

----------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $259.

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      SIX MONTHS
                                                        ENDED         YEAR         YEAR          YEAR         YEAR       YEAR
                                                      5/31/2010       ENDED        ENDED         ENDED        ENDED      ENDED
                                                     (UNAUDITED)   11/30/2009   11/30/2008  11/30/2007 (a) 11/30/2006 11/30/2005
                                                     -----------   ----------   ----------  -------------- ---------- ----------
Net asset value, beginning of period ............... $  20.20      $  14.68     $  26.74      $  25.88     $  22.53   $  21.34
                                                     --------      --------     --------      --------     --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .......................    (0.11)(b)     (0.24)(b)    (0.57)        (0.67)       (0.50)     (0.34)
Net realized and unrealized gain (loss) ............     2.20          7.43        (9.83)         3.06         5.23       2.86
                                                     --------      --------     --------      --------     --------   --------
Total from investment operations after income tax ..     2.09          7.19       (10.40)         2.39         4.73       2.52
                                                     --------      --------     --------      --------     --------   --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain ..................................    (0.51)        (0.35)       (1.66)        (1.53)          --      (0.88)
Return of capital ..................................    (0.38)        (1.41)          --            --        (1.38)     (0.45)
                                                     --------      --------     --------      --------     --------   --------
Total from distributions ...........................    (0.89)        (1.76)       (1.66)        (1.53)       (1.38)     (1.33)
                                                     --------      --------     --------      --------     --------   --------
Premiums from shares sold in offerings,
   net of offering costs ...........................     0.09          0.09           --            --           --         --
                                                     --------      --------     --------      --------     --------   --------
Net asset value, end of period ..................... $  21.49      $  20.20     $  14.68      $  26.74     $  25.88   $  22.53
                                                     ========      ========     ========      ========     ========   ========
Market value, end of period ........................ $  23.20      $  22.30     $  14.40      $  23.82     $  24.49   $  20.92
                                                     ========      ========     ========      ========     ========   ========
TOTAL RETURN BASED ON NET ASSET VALUE (c) ..........    10.69%        51.03%      (40.70)%        9.38%       22.23%     11.96%(d)
                                                     ========      ========     ========      ========     ========   ========
TOTAL RETURN BASED ON MARKET VALUE (c) .............     8.25%        70.20%      (34.74)%        2.96%       24.57%      0.29%
                                                     ========      ========     ========      ========     ========   ========
Net assets, end of period (in 000's) ............... $205,916      $136,520     $ 94,880      $172,421     $166,850   $145,230
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income taxes
   before waiver (e) ...............................    11.65%(f)     25.79%      (20.03)%        8.52%       14.47%      8.62%
Including current and deferred income taxes
   after waiver (e) ................................    11.65%(f)     25.79%      (20.03)%        8.52%       14.29%      8.31%
Excluding current and deferred income taxes
   before waiver ...................................     2.63%(f)      3.32%        4.80%         3.94%        3.63%      2.64%
Excluding current and deferred income taxes
   after waiver ....................................     2.63%(f)      3.32%        4.80%         3.94%        3.45%      2.33%
Excluding current and deferred income taxes
   and interest expense after waiver ...............     1.90%(f)      2.32%        2.55%         1.89%        1.76%      1.57%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS:
Net investment income (loss) ratio before tax
   expenses ........................................    (1.66)%(f)    (2.37)%      (3.83)%       (3.83)%      (3.26)%    (2.29)%
Net investment income (loss) ratio including tax
   expenses (e) ....................................   (10.67)%(f)   (24.84)%      21.00%        (8.41)%     (14.10)%    (8.27)%
Portfolio turnover rate ............................       11%           43%          38%           16%          17%        38%
SENIOR SECURITIES:
Total Energy Notes outstanding ($25,00 per note) ...      N/A           N/A        1,000         2,360        2,360      1,360
Principal amount and market value per
   Energy Note (g) .................................      N/A           N/A     $ 25,006      $ 25,004     $ 25,069   $ 25,074
Asset coverage per Energy Note (h) .................      N/A           N/A     $119,880      $ 98,060     $ 95,699   $131,786
Total loan outstanding (in 000's) .................. $ 78,300      $ 45,000     $  5,650      $ 15,250          N/A        N/A
Asset coverage per $1,000 senior indebtedness ...... $  3,630(i)   $  4,034(i)  $ 22,218(i)   $ 12,306(j)       N/A        N/A

----------
(a) On September 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners, LLC ("EIP"), and on September 24, 2007, the Board of Trustees voted to approve EIP as investment sub-advisor.

(b)  Based on average shares outstanding.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) In 2005, the Fund received reimbursements from the investment advisor and former sub-advisor. This reimbursement had no effect on the Fund's total return.

(e) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(f)  Annualized.

(g)  Includes accumulated and unpaid interest.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes)and dividing by the outstanding Energy Notes in 000's.

(i) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes)and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175.

(j) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

N/A  Not applicable.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                          ENERGY INCOME AND GROWTH FUND
                             MAY 31, 2010 (UNAUDITED)

                               1. FUND DESCRIPTION

Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the NYSE Amex.

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors, a portion of the distributions received may be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     -    Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     -    Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

                    -    Quoted prices for similar securities in active markets.

                    - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

                          ENERGY INCOME AND GROWTH FUND
                             MAY 31, 2010 (UNAUDITED)

          - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

          - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     - Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of May 31, 2010 is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

COVERED OPTIONS. The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may enter into options written to hedge against changes in the value of equities. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. By writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options, and may provide a partial hedge against a market decline in the underlying equity security. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or smaller.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter ("OTC") options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized and recorded on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate

                          ENERGY INCOME AND GROWTH FUND
                             MAY 31, 2010 (UNAUDITED)

the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain.

D. RESTRICTED SECURITIES:

The Fund may invest up to 35% of its Managed Assets, which is the gross asset value of the Fund minus accrued liabilities (excluding the principal amount of any borrowings), in restricted securities. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund holds the restricted securities at May 31, 2010 shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the value of a comparable unrestricted security.

                                              ACQUISITION   SHARES/            CARRYING                 % OF
SECURITY                                          DATE       UNITS    PRICE      COST       VALUE    NET ASSETS
--------                                      -----------   -------   -----   ----------   -------   ----------
Abraxas Petroleum Corp. - Warrants              05/25/07     48,956   $0.72   $       --   $35,008      0.02%
Clearwater Natural Resources, L.P.              08/01/05    465,471      --    8,601,560        --        --
Clearwater Natural Resources, L.P. - Rights     08/01/05         17      --           --        --        --
                                                                              ----------   -------      ----
                                                                              $8,601,560   $35,008      0.02%
                                                                              ==========   =======      ====

E. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. On December 11, 2006, the Board of Trustees approved a managed distribution policy to better align the Fund with its after-tax total return investment objective. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain.

Distributions of $3,640,760 paid during the six months ended May 31, 2010, are anticipated to be characterized as taxable dividends for federal income tax purposes. The remaining $2,733,443 in distributions paid during the six months ended May 31, 2010 is expected to be return of capital. However, the ultimate determination of the character of the distributions will be made after the 2010 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

F. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

                          ENERGY INCOME AND GROWTH FUND
                             MAY 31, 2010 (UNAUDITED)

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the six months ended May 31, 2010, distributions of $6,899,208 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes consists of the following:

Current federal income tax benefit (expense) ...........   $(2,216,093)
Current state tax expense benefit (expense) ............      (977,349)
Current foreign tax benefit (expense) ..................       (96,404)
Deferred federal income tax benefit (expense) ..........    (4,107,798)
Deferred state income tax benefit (expense) ............        (8,526)
                                                           -----------
Total income tax benefit (expense) .....................   $(7,406,170)
                                                           ===========

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2009, the Fund had a net operating loss carry forward for federal and state income tax purposes of $4,014,426 and $11,433,639, respectively. The Fund's 2009 income tax provision includes a full valuation allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund's deferred tax assets and liabilities as of May 31, 2010 are as follows:

DEFERRED TAX ASSETS:
Federal net operating loss .............................   $  1,365,521
State net operating loss ...............................        961,207
State income taxes .....................................         56,458
Other ..................................................      3,202,983
                                                           ------------
Total deferred tax assets ..............................      5,586,169
Less: valuation allowance ..............................       (961,207)
                                                           ------------
Net deferred tax assets ................................   $  4,624,962
                                                           ============
DEFERRED TAX LIABILITIES:
Unrealized gains on investment securities ..............   $(34,836,680)
                                                           ------------
Total deferred tax liabilities .........................    (34,836,680)
                                                           ------------
Total net deferred tax liabilities .....................   $(30,211,718)
                                                           ============

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate ...............   $ 6,885,201
State income taxes, net ................................      (287,351)
Change in valuation allowance ..........................       301,633
Other ..................................................       506,687
                                                           -----------
Total ..................................................   $ 7,406,170
                                                           ===========

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2004, 2005, 2006, 2007 and 2008 remain open to federal and state audit. The Internal Revenue Service ("IRS") initiated a corporate income tax audit during the first quarter of 2008 for the Fund's 2004 tax year. Subsequently, the audit was expanded to include the 2005 and 2006 tax years. The IRS has recently completed and closed the audit, and there are no items to disclose based on the audit results. As of May 31, 2010, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax provisions.

                          ENERGY INCOME AND GROWTH FUND
                             MAY 31, 2010 (UNAUDITED)

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

H. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

I. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received, minus accrued liabilities other than the principal amount of any borrowings).

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., formerly an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"), serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of PNC, serves as the Fund's Custodian in accordance with certain fee arrangements.

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BONY Mellon Investment Servicing (US) Inc. PFPC Trust Company will not change its name until a later date to be announced.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

                          ENERGY INCOME AND GROWTH FUND
                             MAY 31, 2010 (UNAUDITED)

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending on December 31, 2011, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and the "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                4. PURCHASES AND SALES OF SECURITIES AND OPTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended May 31, 2010, were $130,900,843 and $27,792,286, respectively.

Written option activity for the Fund was as follows:

                                                             NUMBER
                                                               OF
WRITTEN OPTIONS                                            CONTRACTS    PREMIUMS
---------------                                            ---------   ----------
Options outstanding at November 30, 2009 ...............      7,315    $  722,982
Options Written ........................................     18,823     1,640,357
Options Expired ........................................     (4,621)     (330,279)
Options Exercised ......................................     (8,274)     (738,897)
Options Closed .........................................       (540)      (49,879)
                                                             ------    ----------
Options outstanding at May 31, 2010 ....................     12,703    $1,244,284
                                                             ======    ==========

                                  5. BORROWINGS

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $90,000,000. The committed facility required an upfront payment from the Fund equal to $150,000, which was amortized over a one-year period. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days prior notice. The borrowing rate under the facility is equal to the 3-month LIBOR plus 150 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding for the six months ended May 31, 2010 was $57,758,241, with a weighted average interest rate of 1.81%. As of May 31, 2010, the Fund had outstanding borrowings of $78,300,000 under this committed facility agreement. The high and low annual interest rates for the six months ended May 31, 2010 were 2.04% and 1.75%, respectively. The interest rate at May 31, 2010 was 2.04%.

                            6. COMMON SHARE OFFERINGS

A. AT THE MARKET OFFERINGS

On May 19, 2009, the Fund, Advisor and Sub-Advisor entered into a sales agreement with Jones Trading Institutional Services, LLC ("Jones Trading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through Jones Trading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE Amex or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund has used the net proceeds from the sale of the Common Shares in accordance with its investment objective and policies. Transactions for the six months ended May 31, 2010 and the fiscal year ended November 30, 2009 related to offerings under such sales agreement are as follows:

                          ENERGY INCOME AND GROWTH FUND
                             MAY 31, 2010 (UNAUDITED)

                              COMMON                                           NET PROCEEDS
                              SHARES   NET PROCEEDS   NET ASSET VALUE          RECEIVED IN
                               SOLD      RECEIVED      OF SHARES SOLD   EXCESS OF NET ASSET VALUE
                             -------   ------------   ---------------   -------------------------
Six Months Ended 5/31/2010    32,326    $  753,521       $  669,537              $ 83,984
Year Ended 11/30/2009        227,636     4,804,981        4,215,868               589,113
                             -------    ----------       ----------              --------
                             259,962    $5,558,502       $4,885,405              $673,097
                             =======    ==========       ==========              ========

Additionally, estimated offering costs of $319,000 related to this offering have been recorded as a prepaid asset and are being amortized to expense by the Fund on a straight line basis over the lesser of one year or until the fund sells all 1,000,000 Common Shares related to this offering.

B. PUBLIC OFFERINGS

On February 12, 2010, the Fund entered into an underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets Corporation and other underwriters named in the agreement pursuant to which 805,000 Common Shares were sold (700,000 Common Shares on February 12, 2010 and 105,000 Common Shares pursuant to an overallotment option on February 22, 2010). The Fund entered into another underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets Corporation and other underwriters on April 30, 2010 pursuant to which 1,955,000 Common Shares were sold (1,700,000 Common Shares on April 30, 2010 and 255,000 Common Shares pursuant to an overallotment option on May 3, 2010).

Offering costs of $342,891 related to the issuance of the Common Shares were charged to paid-in capital when the stock was issued. The Fund used the net proceeds from the sales of the Common Shares in accordance with its investment objective and policies. Transactions for the public offerings are as follows:

  COMMON                                            NET PROCEEDS
  SHARES    NET PROCEEDS   NET ASSET VALUE          RECEIVED IN
   SOLD       RECEIVED      OF SHARES SOLD   EXCESS OF NET ASSET VALUE
---------   ------------   ---------------   -------------------------
2,760,000    $62,077,269     $61,341,481              $735,759

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             8. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

INDUSTRY CONCENTRATION RISK: The Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

                          ENERGY INCOME AND GROWTH FUND
                             MAY 31, 2010 (UNAUDITED)

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that besides those subsequent events that have already been disclosed there were the following subsequent events:

First Trust Capital Partners, LLC, an affiliate of First Trust, purchased, through a wholly-owned subsidiary, a 20% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, an affiliate of the Sub-Advisor. The transactions were completed on June 22, 2010.

On July 12, 2010, the Fund declared a dividend of $0.45 per share to Common Shareholders of record on July 23, 2010, payable July 30, 2010.

ADDITIONAL INFORMATION

                          ENERGY INCOME AND GROWTH FUND
                             MAY 31, 2010 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE Amex (formerly the American Stock Exchange) or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvited cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                          ENERGY INCOME AND GROWTH FUND
                             MAY 31, 2010 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 14, 2010. At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the Energy Income and Growth Fund as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2013. The number of votes cast in favor of Mr. Bowen was 6,080,955, the number of votes against was 150,322 and the number of abstentions was 559,319. The number of votes cast in favor of Mr. Nielson was 6,085,090, the number of votes against was 146,187 and the number of abstentions was 559,319. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of Energy Income and Growth Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor"), at a meeting held on March 21-22, 2010. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board considered the efforts of the Advisor in connection with redeeming the Fund's auction rate energy notes and in making arrangements for a shelf offering to enable additional Fund shares to be offered. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. The Board also noted the enhancements made by the Advisor to the compliance

                          ENERGY INCOME AND GROWTH FUND
                             MAY 31, 2010 (UNAUDITED)

program in 2009. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, and noted that the Advisor does not provide advisory services to other clients with investment objectives and policies similar to the Fund's. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the sub-advisory fee rate is lower than the fee rate charged by the Sub-Advisor to all other clients. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them;
(ii) most peer funds do not employ an advisor/sub-advisor management structure;
(iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; and (iv) many of the peer funds are larger than the Fund. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis, and had been enhanced to assess portfolio risk as well. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. The Board considered changes made to the Fund's leverage arrangements in 2009 as a result of market events and considered an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. The Board also considered the impact of the changes made to the Fund's portfolio since the Sub-Advisor began managing the Fund. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's market price for 2009 generally reflected a premium. Based on the information provided and the Board's ongoing review of the Fund's performance, the Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee reflects an appropriate level of sharing of any economies of scale at current asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. At the meeting, the Advisor disclosed information about ongoing negotiations between an affiliate of the Advisor and the Sub-Advisor to acquire a minority interest in the Sub-Advisor. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed, and that the Sub-Advisor expects that additional investments in infrastructure will be made over the course of the next twelve months. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered information provided by the Sub-Advisor as to the estimated revenues the Sub-Advisor expects from the Sub-Advisory Agreement at the Fund's managed asset level as of February 2010. The Board concluded that its consideration of the Advisor's profitability was more relevant. The Board considered the fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements.

                          ENERGY INCOME AND GROWTH FUND
                             MAY 31, 2010 (UNAUDITED)

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)  Not applicable.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Energy Income and Growth Fund


By (Signature and Title)*  /s/ James A. Bowen
                           -----------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date July 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date July 20, 2010


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller,
                          Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date July 20, 2010

* Print the name and title of each signing officer under his or her signature.